                                                        ANNUAL REPORT

Morgan Stanley Global Opportunity Bond Fund, Inc.       December 31, 2002

DIRECTORS AND OFFICERS
Barton M. Biggs             William G. Morton, Jr.
CHAIRMAN OF THE             DIRECTOR
BOARD OF DIRECTORS
                            Michael Nugent
Ronald E. Robison           DIRECTOR
PRESIDENT AND DIRECTOR
                            Fergus Reid
John D. Barrett II          DIRECTOR
DIRECTOR
                            Stefanie V. Chang
Thomas P. Gerrity           VICE PRESIDENT
DIRECTOR
                            Lorraine Truten
Gerard E. Jones             VICE PRESIDENT         [MORGAN STANLEY LOGO]
DIRECTOR
                            James W. Garrett
Joseph J. Kearns            TREASURER              Morgan Stanley
DIRECTOR                                           Global Opportunity Bond Fund,
                            Mary E. Mullin         Inc.
Vincent R. McLean           SECRETARY
DIRECTOR
                            Belinda A. Brady
C. Oscar Morong, Jr.        ASSISTANT TREASURER
DIRECTOR

INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

ADMINISTRATOR
JPMorgan Chase Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

STOCKHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10030
(800) 278-4353

LEGAL COUNSEL
Clifford Chance US LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call
1-800-221-6726 or visit our website at
www.morganstanley.com/im.

                                                   Morgan Stanley
                                                   Investment Management Inc.
                                                   Investment Adviser
(C) 2003 Morgan Stanley

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

Letter to Stockholders         Overview

For the year ended December 31, 2002, the Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund") had a total return, based on net asset value per share of -3.33% compared to 8.15% for the Emerging Markets Bond/U.S. High Yield Blended Composite (the "Index"). The Index is comprised of 50% of the
J.P. Morgan Emerging Markets Bond Global Index and 50% of the C.S. First Boston High Yield Index. At December 31, 2002, the Fund's investments in debt instruments were comprised of 59% emerging markets debt securities and 41% U.S. high yield securities. However, the Fund's weightings in these asset classes are not restricted and will, under normal circumstances, fluctuate depending on market conditions. On December 31, 2002, the closing price of the Fund's shares on the New York Stock Exchange was $5.87, representing a 7.1% discount to the Fund's net asset value per share.

MARKET REVIEW

The high yield market experienced another disappointing year during 2002 with low returns, continued high default rates and increased volatility. After a favorable start to the year as a consequence of stronger than expected economic growth, rising equity prices and asset class inflows, the high yield market turned down strongly during the second and third quarters. Well publicized accounting scandals at WorldCom, Adelphia and other notable companies devastated investor confidence and led to huge declines in equity markets and significant underperformance for most corporate bonds. The tide turned during the fourth quarter, however as the equity market rallied, investor confidence improved and the economy showed signs of stabilizing. With high yield bonds looking much more attractive, asset flows turned positive for the market as the year came to a close.

In contrast to high yield, emerging markets debt performed quite well in 2002 due in part to the substantial decline in U.S. Treasury yields and in part to a contraction in spreads of many emerging market countries. More importantly, a number of positive trends gained momentum over the course of the year, including a continued improvement in the overall credit quality for the asset class, a steady decline in inter-country correlations and additional allocations to Emerging Market Debt (EMD) from institutional investors.

In the high yield portion of the Fund, certain security selections in utilities, cable, telecommunications and broadcasting along with our overweight allocations to cable and telecommunications were the main reasons for our underperformance during the year. On the positive side, our underweight positions in utilities and airlines and our overweight position in broadcasting helped relative performance, as did favorable security selection decisions within the financial sector. In EMD, our performance was in line with the benchmark. Relative returns were aided by security selection decisions in Russia and Indonesia, and consistent underweights in Ecuador and Uruguay. Defensive positioning in Brazil during the fourth quarter detracted from relative returns, as did an overweight in Venezuelan assets.

Over the course of the year in high yield, we decreased our exposure to both the cable and telecommunication sectors and no longer have overweight allocations relative to the Index. In addition, we increased our exposure to some of the cyclical sectors including manufacturing, transportation and chemicals. As we enter 2003, our main sector overweights include the media, manufacturing, chemical and energy areas, while our main underweights include consumer products, retailing, utilities and service sectors. In EMD, we positioned the Fund slightly more aggressively near year end as we expect further price increases early in the year. We increased our weighting in Brazil to be closer to the benchmark and decreased our exposure to Venezuela.

MARKET OUTLOOK

Despite the year end 2002 rally, high yield spreads are trading near historically wide levels. These yield spreads offer very attractive value relative to underlying fundamentals. After a period of rising defaults, there is some evidence that default rates have started to decline. Recent improvement in most economic data and an extremely accommodative monetary policy are helping to bolster investor confidence, and could prompt a continuation of the recent positive trend in asset class flows. Together, these factors could provide the spark for improved performance within the high yield asset class in the coming year. Similarly, the combination of easy global liquidity conditions, stronger economic conditions in the U.S., and the continuation of inflows from new investors may provide a strong foundation supporting the EMD asset class in 2003.

OTHER DEVELOPMENTS

In our ongoing efforts to reduce Fund expenses, the Fund will discontinue the distribution of first and third quarter stockholder reports. The Fund will continue to produce and distribute semi-annual and annual stockholder reports. Additionally, the Fund's portfolio holdings information that was contained in the first and third quarter reports will be available on our web site, which is www.morganstanley.com/im, beginning in May of 2003. If you have difficulty accessing or navigating the site, or if you would like us to send you a copy of the portfolio holdings, please call us at 1-800-221-6726 and we will be happy to assist you.

On February 13, 2003, Barton M. Biggs resigned as Director and Chairman of the Board of Directors of the Fund. On that same day, Mitch Merin, President and Chief Operating Officer of the Adviser, was elected by the Fund's Board of Directors to serve as a Director and Chairman of the Board of Directors of the Fund.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
President and Director                                         January 2003

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

Portfolio Summary (Unaudited)  December 31, 2002

Historical Information

                                                             TOTAL RETURN (%)
                                ---------------------------------------------------------------------------
                                     MARKET VALUE(1)         NET ASSET VALUE(2)            INDEX(3)
                                ---------------------------------------------------------------------------
                                                AVERAGE                  AVERAGE                    AVERAGE
                                CUMULATIVE       ANNUAL    CUMULATIVE     ANNUAL     CUMULATIVE      ANNUAL
-----------------------------------------------------------------------------------------------------------
One Year                             (7.03)%     (7.03)%        (3.33)%    (3.33)%         8.15%       8.15%
Five Year                           (19.22)      (4.18)        (16.92)     (3.64)         26.32        4.78
Since Inception*                     34.11        3.47          44.39       4.36         112.64        9.17

Past performance is not predictive of future performance.

[CHART]


Returns and Per Share Information

                                                                    YEAR ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------------
                                 1994*       1995        1996       1997        1998       1999        2000       2001       2002
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share     $  12.25    $ 12.99     $ 14.86    $ 13.74    $   9.64    $ 10.56     $  9.01     $ 7.31    $  6.32
---------------------------------------------------------------------------------------------------------------------------------
Market Value Per Share        $  12.50    $ 12.50     $ 14.63    $ 13.13    $   8.31    $  8.38     $  7.75     $ 7.06    $  5.87
---------------------------------------------------------------------------------------------------------------------------------
Premium/(Discount)                 2.0%      (3.8)%      (1.5)%     (4.4)%     (13.8)%    (20.6)%     (14.0)%     (3.4)%     (7.1)%
---------------------------------------------------------------------------------------------------------------------------------
Income Dividends              $   0.91    $  1.59     $  1.49    $  1.30    $   1.18    $  1.05     $  1.13     $ 0.98    $  0.72
---------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions         --         --     $  0.50    $  2.30    $   0.06         --          --         --         --
---------------------------------------------------------------------------------------------------------------------------------
Fund Total Return(2)             (6.42)%    20.34%      31.45%     17.38%     (21.57)%    22.73%      (3.14)%    (7.82)%    (3.33)%
---------------------------------------------------------------------------------------------------------------------------------
Index Total Return(3)            (0.85)%    22.16%      23.50%     12.52%      (4.74)%    13.44%       4.24%      3.69%      8.15%
---------------------------------------------------------------------------------------------------------------------------------

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. Total returns do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the redemption of fund shares. These percentages are not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Fund uses as its benchmark, for purpose of comparing its performance, a composite comprised of 50% of the J.P. Morgan Emerging Markets Bond Global Index and 50% of the C.S. First Boston High Yield Index. However, the Fund's weighting in these asset classes is not restricted and will, under normal circumstances, fluctuate depending on market conditions. As of December 31, 2002, the Fund's investment in debt instruments was comprised of 59% emerging markets debt securities and 41% U.S. high yield securities.
  * The Fund commenced operations on May 27, 1994.

    FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY. IN ADDITION, INVESTING IN EMERGING MARKETS MAY INVOLVE A RELATIVELY HIGHER DEGREE OF VOLATILITY.

    HIGH YIELD FIXED INCOME SECURITIES, ALSO KNOWN AS "JUNK BONDS" ARE CONSIDERED SPECULATIVE, INVOLVE GREATER RISK OF DEFAULT AND TEND TO BE MORE VOLATILE THAN INVESTMENT GRADE FIXED INCOME SECURITIES.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               December 31, 2002

Investment Summary (Unaudited)


[CHART]

Allocation of Total Investments*

Debt Securities                94.9%
Short-Term Investments          3.2%
Equity Securities               1.9%


[CHART]

Country Weightings*

United States                  43.8%
Mexico                         10.4%
Brazil                          8.5%
Russia                          8.4%
Venezuela                       3.1%
Other                          25.8%

Ten Largest Holdings**

                                                                  PERCENT OF
                                                                       TOTAL
                                                                 INVESTMENTS
----------------------------------------------------------------------------
1.   Russian Federation
       5.00%, 3/31/30 (Russia)                                          3.1%
2.   Russian Federation
       12.75%, 6/24/28 (Russia)                                         3.1
3.   United Mexican States Discount Bond 'A'
       9.875%, 2/1/10 (Mexico)                                          2.8
4.   United Mexican States MTN
       8.30%, 8/15/31 (Mexico)                                          2.5
5.   United Mexican States
       11.375%, 9/15/16 (Mexico)                                        2.4
6.   Federative Republic of Brazil Bond, 'C' PIK
       8.00%, 4/15/14 (Brazil)                                          2.0%
7.   Republic of Colombia
       9.75%, 4/9/11 (Colombia)                                         1.9
8.   Government of Malaysia
       7.50%, 7/15/11 (Malaysia)                                        1.7
9.   Federative Republic of Brazil Global Bond
       8.875%, 4/15/24 (Brazil)                                         1.7
10.  Federative Republic of Brazil Debt Conversion Bond, 'L'
       5.625%, 4/15/12 (Brazil)                                         1.7
                                                                       ----
                                                                       22.9%
                                                                       ====

*  Percent of Total Investments
** Excludes Short-Term Investments

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               STATEMENT OF NET ASSETS
                               December 31, 2002

Statement of Net Assets
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

                                                       FACE
                                                     AMOUNT                          VALUE
                                                      (000)                          (000)
------------------------------------------------------------------------------------------
DEBT INSTRUMENTS (94.9%)
==========================================================================================
ALGERIA (0.4%)
SOVEREIGN (0.4%)
Algerian Loan Agreement Tranche 1
  7.188%, 3/31/10                                $      150                     $      140
==========================================================================================
ARGENTINA (1.5%)
SOVEREIGN (1.5%)
  Republic of Argentina
    11.375%, 3/15/10                                    360(a),(g)                      79
    11.75%, 4/7/09                                      380(a),(g)                      86
    11.75%, 6/15/15                                     180(a),(g)                      41
  Republic of Argentina Par Bond, 'L-GP'
    6.00%, 3/31/23                                      580(a),(g)                     267
------------------------------------------------------------------------------------------
                                                                                       473
==========================================================================================
AUSTRALIA (0.3%)
CORPORATE (0.3%)
  Murrin Murrin Holdings Property Ltd.
    9.375%, 8/31/07                                     400(a),(g)                      96
==========================================================================================
BRAZIL (8.5%)
SOVEREIGN (8.5%)
  Federative Republic of Brazil
    12.00%, 4/15/10                                     230                            167
    12.75%, 1/15/20                                     150                            105
  Federative Republic of Brazil Bond, 'C' PIK
    8.00%, 4/15/14                                      997                            653
  Federative Republic of Brazil Bond, 'L'
    2.625%, 4/15/09                                     367(b)                         243
  Federative Republic of Brazil Bond, 'Z-L'
    2.563%, 4/15/24                                     540(b),(d)                     325
  Federative Republic of Brazil Debt
    Conversion Bond, 'L'
    2.625%, 4/15/12                                     220(b)                         120
    5.625%, 4/15/12                                   1,020                            551
  Federative Republic of Brazil Global Bond
    8.875%, 4/15/24                                   1,020                            551
    12.25%, 3/6/30                                       80                             56
------------------------------------------------------------------------------------------
                                                                                     2,771
==========================================================================================
BULGARIA (1.1%)
SOVEREIGN (1.1%)
  Republic of Bulgaria
    8.25%, 1/15/15                                      120                            131
    8.25%, 1/15/15                                      141(c)                         154
  Republic of Bulgaria Front-Loaded Interest
    Reduction Bond, 'A'
    2.688%, 7/28/12                                      67(b)                          63
------------------------------------------------------------------------------------------
                                                                                       348
==========================================================================================
CANADA (2.2%)
CORPORATE (2.2%)
  Acetex Corp.
    10.875%, 8/1/09                              $       80                     $       85
  Air Canada
    10.25%, 3/15/11                                     145(d)                          81
  Husky Oil Ltd.
    8.90%, 8/15/28                                      245                            270
  Norske Skog Canada Ltd.
    8.625%, 6/15/11                                     110                            111
  Pacifica Papers, Inc.
    10.00%, 3/15/09                                      75                             79
  Quebecor Media, Inc.
    0.00%, 7/15/11                                       35(e)                          20
    11.125%, 7/15/11                                     55(d)                          51
------------------------------------------------------------------------------------------
                                                                                       697
==========================================================================================
CHILE (0.5%)
CORPORATE (0.5%)
  Empresa Nacional De Petroleo
    6.75%, 11/15/12                                     140(c)                         148
==========================================================================================
COLOMBIA (2.9%)
SOVEREIGN (2.9%)
  Republic of Colombia
    9.75%, 4/23/09                                       80                             82
    9.75%, 4/9/11                                       596                            616
    10.50%, 7/9/10                                      240                            252
------------------------------------------------------------------------------------------
                                                                                       950
==========================================================================================
CROATIA (0.3%)
SOVEREIGN (0.3%)
  Croatia Government International Bond, 'A'
    2.688%, 7/31/10                                     109(b)                         108
==========================================================================================
DENMARK (0.0%)
CORPORATE (0.0%)
  Callahan Nordrhein-Westfalen GmbH
    14.00%, 7/15/10                                     325(a),(e),(g)                  12
==========================================================================================
DOMINICAN REPUBLIC (0.3%)
SOVEREIGN(0.3%)
  Dominican Republic Bond
    9.50%, 9/27/06                                       35(c)                          37
    9.50%, 9/27/06                                       55                             60
==========================================================================================
EL SALVADOR (0.5%)
SOVEREIGN (0.5%)
  Republic of El Salvador
    7.75%, 1/24/23                                      150                            149
==========================================================================================

    The accompanying notes are an integral part of the financial statements.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               STATEMENT OF NET ASSETS
                               December 31, 2002

Statement of Net Assets (cont'd)

                                                       FACE
                                                     AMOUNT                          VALUE
                                                      (000)                          (000)
------------------------------------------------------------------------------------------
INDONESIA (0.7%)
CORPORATE (0.7%)
  Pindo Deli Finance (Mauritius)
    10.75%, 10/1/07                              $      400(a),(c),(g)          $       92
  Tjiwi Kimia Finance Mauritius Ltd.
    10.00%, 8/1/04                                      110(a),(g)                      27
  Tjiwi Kimia International Global Bond
    13.25%                                              390(a),(g)                      95
------------------------------------------------------------------------------------------
                                                                                       214
==========================================================================================
IRELAND (0.4%)
CORPORATE (0.4%)
  MDP Acquisitions plc
    10.125%, 10/1/12                           EUR      125                            135
==========================================================================================
IVORY COAST (0.3%)
SOVEREIGN (0.3%)
  Republic of Ivory Coast Bond
    2.00%, 3/29/18                               $      390(a),(g),(e)                  49
  Republic of Ivory Coast Front
    Loaded Interest Reduction Bond
    2.00%, 3/29/18                                      328(a),(g),(e)                  42
------------------------------------------------------------------------------------------
                                                                                        91
==========================================================================================
LUXEMBOURG (0.7%)
  Messer Griesheim Holdings AG
    10.375%, 6/1/11                            EUR      150                            167
  Tyco International Group SA
    6.75%, 2/15/11                               $       75                             71
==========================================================================================
                                                                                       238
==========================================================================================
MALAYSIA (1.7%)
SOVEREIGN (1.7%)
  Government of Malaysia
    7.50%, 7/15/11                                      490                            563
==========================================================================================
MEXICO (10.3%)
CORPORATE (2.7%)
  Maxcom Telecomunicaciones
    0.00%, 3/1/07                                        95(e),(f)                      29
  Pemex Master Trust
    8.625%, 2/1/22                                      150                            158
  Pemex Project Funding Master Trust
    9.125%, 10/13/10                                    350(c)                         399
  Petroleos Mexicanos
    9.50%, 9/15/27                                      250                            280
------------------------------------------------------------------------------------------
                                                                                       866
==========================================================================================
SOVEREIGN (7.6%)
  United Mexican States MTN
    8.30%, 8/15/31                                      760                            804
  United Mexican States
    11.375%, 9/15/16                                    585(e)                         784
  United Mexican States, 'A'
    9.875%, 2/1/10                               $      730(d),(e)              $      896
------------------------------------------------------------------------------------------
                                                                                     2,484
==========================================================================================
                                                                                     3,350
==========================================================================================
MOROCCO (1.2%)
SOVEREIGN (1.2%)
  Kingdom of Morocco, 'A'
    2.563%, 1/5/09                                      412(b)                         376
==========================================================================================
NETHERLANDS (0.1%)
CORPORATE (0.1%)
  KPNQwest NV
    10.00%, 3/15/12                                       1(a),(g)                      --@
  Song Networks NV
    12.375%, 2/1/08                            EUR      145(a),(g)                      23
------------------------------------------------------------------------------------------
                                                                                        23
==========================================================================================
NIGERIA (1.1%)
SOVEREIGN (1.1%)
  Central Bank of Nigeria Par Bond
    6.25%, 11/15/20                              $      500                            340
==========================================================================================
PANAMA (1.4%)
SOVEREIGN (1.4%)
  Republic of Panama
    9.375%, 4/1/29                                      270                            290
    9.625%, 2/8/11                                      100                            109
  Republic of Panama, PDI PIK
    2.25%, 7/17/16                                       80(b)                          64
------------------------------------------------------------------------------------------
                                                                                       463
==========================================================================================
PERU (2.5%)
SOVEREIGN (2.5%)
  Republic of Peru
    9.12%, 2/21/12                                      340                            333
  Republic of Peru Front-Loaded Interest
    Reduction Bond
    4.00%, 3/7/17                                       360(b)                         256
  Republic of Peru, PDI
    4.50%, 3/7/17                                       304(b)                         237
------------------------------------------------------------------------------------------
                                                                                       826
==========================================================================================
PHILIPPINES (0.8%)
SOVEREIGN (0.8%)
  Republic of Philippines
    9.375%, 1/18/17                                     260                            267
==========================================================================================
POLAND (0.7%)
CORPORATE (0.3%)
  PTC International Finance II SA
    11.25%, 12/1/09                            EUR       80                             89
------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               STATEMENT OF NET ASSETS
                               December 31, 2002

Statement of Net Assets (cont'd)

                                                      FACE
                                                     AMOUNT                          VALUE
                                                      (000)                          (000)
------------------------------------------------------------------------------------------
POLAND (CONT'D)
SOVEREIGN (0.4%)
  Republic of Poland
    3.75%, 10/27/24                              $      180(e)                  $      151
------------------------------------------------------------------------------------------
                                                                                       240
==========================================================================================
QATAR (0.4%)
SOVEREIGN (0.4%)
  State of Qatar
    9.75%, 6/15/30                                      100                            127
==========================================================================================
RUSSIA (8.4%)
SOVEREIGN (8.4%)
  Russian Federation
    5.00%, 3/31/30                                    1,284(e)                       1,017
    8.25%, 3/31/10                                      114                            121
    8.75%, 7/24/05                                      250                            271
    5.00%, 3/31/30                                      401(c),(e)                     318
    12.75%, 6/24/28                                     750                            994
------------------------------------------------------------------------------------------
                                                                                     2,721
==========================================================================================
SOUTH AFRICA (0.9%)
SOVEREIGN (0.9%)
  Republic of South Africa
    7.375%, 4/25/12                                     280                            303
==========================================================================================
SOUTH KOREA (0.9%)
CORPORATE (0.5%)
  Korea Electric Power Corp.
    7.75%, 4/1/13                                       150                            181
==========================================================================================
SOVEREIGN (0.4%)
  Republic of South Korea
    8.875%, 4/15/08                                     100                            124
------------------------------------------------------------------------------------------
                                                                                       305
==========================================================================================
TUNISIA (0.2%)
SOVEREIGN (0.2%)
  Banque Centrale de Tunisie
    7.375%, 4/25/12                                      60                             63
==========================================================================================
TURKEY (0.4%)
SOVEREIGN (0.4%)
  Republic of Turkey
    12.375%, 6/15/09                                    130                            141
==========================================================================================
UKRAINE (0.2%)
SOVEREIGN (0.2%)
  Ukraine Government
    11.00%, 3/15/07                                      51                             53
==========================================================================================
UNITED KINGDOM (1.2%)
CORPORATE (1.2%)
  Avecia Group plc
    11.00%, 7/1/09                                       60                             47
  British Sky Broadcasting Group plc
    8.20%, 7/15/09                               $      270(d),(e)              $      292
  Esprit Telecom Group plc
    11.00%, 6/15/08                            EUR      233(a),(f),(g)                  --@
  Telewest Communications plc
    9.875%, 4/15/09                            GBP      200(e)                          45
------------------------------------------------------------------------------------------
                                                                                       384
==========================================================================================
UNITED STATES (38.8%)
CORPORATE (38.8%)
Allied Waste North America, 'B'
  8.875%, 4/1/08                                 $      265(d)                         269
American Cellular Corp.
  9.50%, 10/15/09                                       155                             29
AmerisourceBergen Corp.
  8.125%, 9/1/08                                        140(d)                         149
Anthem Insurance Co., Inc.
  9.125%, 4/1/10                                        110(c)                         132
AOL Time Warner, Inc.
  6.875%, 5/1/12                                        110(d)                         116
ArvinMeritor, Inc.
  8.75%, 3/1/12                                          95                            100
AutoNation, Inc.
  9.00%, 8/1/08                                         100(d)                         101
Brand Services, Inc.
  12.00%, 10/15/12                                       50(c)                          53
BRL Universal Equipment
  8.875%, 2/15/08                                       155                            161
C.B. Richard Ellis Services, Inc.
  11.25%, 6/15/11                                       150                            138
CA FM Lease Trust
  8.50%, 7/15/17                                        199(c)                         217
Calpine Corp.
  8.50%, 2/15/11                                        125(d)                          54
Case Corp., 'B'
  6.25%, 12/1/03                                         65                             63
Case Credit Corp.
  6.125%, 2/15/03                                        60                             60
Centennial Cellular Corp.
  10.75%, 12/15/08                                       60(d)                          32
Charter Communications Holdings LLC
  10.25%, 1/15/10                                       100(d)                          45
  11.75%, 5/15/11                                        35(e)                           9
  13.50%, 1/15/11                                       115(e)                          30
Chesapeake Energy Corp.
  8.125%, 4/1/11                                        240(d)                         247
Collins & Aikman Products
  10.75%, 12/31/11                                      125(d)                         119
  11.50%, 4/15/06                                        55(d)                          46
Dana Corp.
  9.00%, 8/15/11                                         65(d)                          63
    9.00%, 8/15/11                             EUR       65                             61

    The accompanying notes are an integral part of the financial statements.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               STATEMENT OF NET ASSETS
                               December 31, 2002

Statement of Net Assets (cont'd)

                                                      FACE
                                                     AMOUNT                          VALUE
                                                      (000)                          (000)
------------------------------------------------------------------------------------------
UNITED STATES (CONT'D)
CORPORATE (CONT'D)
  Donnelley (R.H) & Sons Co.
  8.875%, 12/15/10 $                                     25(c)                  $       27
  Donnelley (RH) Finance Corp I
    10.875%, 12/15/12                                    60(c)                          65
  Dura Operating Corp., 'B'
    8.625%, 4/15/12                                     100                            100
  Dynegy Holdings, Inc.
    6.875%, 4/1/11                                      120                             41
  Eagle - Picher Industries, Inc.
    9.375%, 3/1/08                                       95                             67
  Echostar DBS Corp.
    9.125%, 1/15/09                                     200                            211
    9.375%, 2/1/09                                       50(d)                          53
  El Paso Energy Partners
    10.625%, 12/1/12                                     75(c)                          77
  Encompass Services Corp.
    10.50%, 5/1/09                                       75(a),(g)                       2
  Equistar Chemicals LP
    10.125%, 9/1/08                                     100(d)                          91
  Exodus Communications, Inc.
    11.625%, 7/15/10                                    184(a),(f),(g)                  11
  Fairchild Semiconductor Corp.
    10.375%, 10/1/07                                    100                            105
  Fisher Scientific International, Inc.
    7.125%, 12/15/05                                     85                             86
    9.00%, 2/1/08                                        25                             26
  FMC Corp.
    10.25%, 11/1/09                                      50(c)                          54
  Foamex LP/ Capital Corp.
    10.75%, 4/1/09                                      120(c),(d)                      84
  Focal Communications Corp., 'B'
    0.00%, 2/15/08                                      331(a),(e),(g)                   7
    11.875%, 1/15/10                                    279(a),(g)                       6
  Ford Motor Credit Co.
    7.25%, 10/25/11                                     120                            117
  Fresenius Medical Capital Trust II
    7.875%, 2/1/08                                      185                            183
  Gap, Inc.
    8.80%, 12/15/08                                      50                             55
  Global Crossing Holding Ltd.
    8.70%, 8/1/07                                       480(a),(g)                      14
    9.625%, 5/15/08                                     465(a),(g)                      14
  Globix Corp. PIK
    11.00%, 5/1/08                                       62(c)                          44
  Hanover Equipment Trust, '01 A'
    8.50%, 9/1/08                                       105(c),(d)                     102
  Hanover Equipment Trust, '01 B'
    8.75%, 9/1/11                                        55(c)                          53
  HCA, Inc. MTN
  $ 7.58%, 9/15/25                               $      130                     $      126
  HCA, Inc.
    7.69%, 6/15/25                                      170(d)                         168
  Health Net, Inc.
    8.375%, 4/15/11                                     145                            167
  Healthsouth Corp.
    7.625%, 6/1/12                                       40                             33
  Hilton Hotels
    7.95%, 4/15/07                                      115(d)                         119
  HMH Properties, 'A'
    7.875%, 8/1/05                                      160(d)                         158
  HMH Properties, 'B'
    7.875%, 8/1/08                                       35(d)                          34
  Hollinger Participation Trust
    12.125%, 11/15/10                                   140(c)                         131
  Horseshoe Gaming Holding, 'B'
    8.625%, 5/15/09                                     190(d)                         202
  Huntsman ICI Chemicals
    10.125%, 7/1/09                                     225(d)                         187
  Interep National Radio Sales, 'B'
    10.00%, 7/1/08                                       90                             70
  Intermet Corp.
    9.75%, 6/15/09                                        1                              1
  International Gaming Technology
    8.375%, 5/15/09                                     200(d)                         222
  Iron Mountain, Inc.
    7.75%, 1/15/15                                       35                             35
  ISP Holdings, Inc., 'B'
    10.625%, 12/15/09                                   245(d)                         213
  iStar Financial, Inc.
    8.75%, 8/15/08                                      125                            133
  Johnsondiversey, Inc.
    9.625%, 5/15/12                           EUR        25(c)                          27
    9.625%, 5/15/12                              $       75(c),(d)                      79
  Lear Corp., 'B'
    8.11%, 5/15/09                                       60(d)                          63
  Louisiana Pacific Corp.
    8.875%, 8/15/10                                      30(d)                          32
    10.875%, 11/15/08                                   130(d)                         140
  Lyondell Chemical Co.
    9.50%, 12/15/08                                      55                             51
    9.625%, 5/1/07                                       65(d)                          62
  Magnum Hunter Resources, Inc.
    9.60%, 3/15/12                                       60                             64
  Mail Well I Corp.
    9.625%, 3/15/12                                     125                            111
  Manitowoc Co., Inc., (The)
      10.375%, 5/15/11                        EUR       120(c)                         124
  Manor Care, Inc.
      8.00%, 3/1/08                              $       35                             37

    The accompanying notes are an integral part of the financial statements.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               STATEMENT OF NET ASSETS
                               December 31, 2002

Statement of Net Assets (cont'd)

                                                       FACE
                                                     AMOUNT                          VALUE
                                                      (000)                          (000)
------------------------------------------------------------------------------------------
UNITED STATES (CONT'D)
CORPORATE (CONT'D)
  Metaldyne Corp.
    11.00%, 6/15/12                              $      100                     $       82
  Metromedia Fiber Network, Inc.
    10.00%, 12/15/09                                    355(a),(f),(g)                   1
  Michael Foods, Inc.
    11.75%, 4/1/11                                      145(d)                         162
  Millennium America, Inc.
    7.00%, 11/15/06                                      80                             77
    9.25%, 6/15/08                                       70(d)                          73
  Monongahela Power
    5.00%, 10/1/06                                      100                             97
  Muzak LLC/Muzak Finance Corp.
    9.875%, 3/15/09                                      95                             77
  National Steel Corp., 'D'
    9.875%, 3/1/09                                      315(a),(g)                     122
  News America Holdings, Inc.
    7.75%, 1/20/24                                       45                             45
  Nextel Communications, Inc.
    10.65%, 9/15/07                                     225(d)                         215
  Nextmedia Operating, Inc.
    10.75%, 7/1/11                                      135                            142
  NMHG Holding Co.
    10.00%, 5/15/09                                      60                             60
  Nortek, Inc.
    9.25%, 3/15/07                                       25                             26
  Omnicare, Inc., 'B'
    8.125%, 3/15/11                                     130(d)                         139
  Oregon Steel Mills, Inc.
    10.00%, 7/15/09                                      80(c)                          81
  Owens-Brockway
    8.75%, 11/15/12                                      25(c)                          25
  Owens-Illinois, Inc.
    7.50%, 5/15/10                                      245(d)                         225
  Park Place Entertainment Corp.
    7.875%, 12/15/05                                    145(d)                         148
    8.875%, 9/15/08                                     110(d)                         117
  Pegasus Communications, 'B'
    9.75%, 12/1/06                                       30                             16
    12.50%, 8/1/07                                       15                              8
  Penney (JC) Co., Inc.
    6.875%, 10/15/15                                     10                              9
    7.60%, 4/1/07                                        15                             15
    9.00%, 8/1/12                                        55(c)                          56
  Phelps Dodge Corp.
    8.75%, 6/1/11                                       140(d)                         145
  Pliant Corp.
    13.00%, 6/1/10                                       75                             69
  Prime Hospitality Corp., 'B'
    8.375%, 5/1/12                                      160                            155
  Primedia, Inc.
    8.875%, 5/15/11                              $      130(d)                  $      118
  Primus Telecommunications Group, Inc.
    11.25%, 1/15/09                                     105                             62
  PSEG Energy Holdings, Inc.
    8.625%, 2/15/08                                     100                             84
  PSINet, Inc.
    11.00%, 8/1/09                                      244(a),(g)                       7
  PSINet, Inc., 'B'
    10.00%, 2/15/05                                     239(a),(g)                       7
  RCN Corp.
    11.125%, 10/15/07                                   104                             23
  RCN Corp., 'B'
    0.00%, 2/15/08                                      225(e)                          42
  Rhythms NetConnections, Inc., 'B'
    0.00%, 5/15/08                                      579(a),(e),(f),(g)              --@
    14.00%, 2/15/10                                     195(a),(f),(g)                  --@
  Riverwood International Corp.
    10.875%, 4/1/08                                     105(d)                         106
  Salem Communications Holding Corp., 'B'
    9.00%, 7/1/11                                       120(d)                         126
  SBA Communications Corp.
    10.25%, 2/1/09                                       35                             19
    12.00%, 3/1/08                                      115(e)                          61
  Schuler Homes, Inc.
    9.375%, 7/15/09                                     140(d)                         143
  Six Flags, Inc.
    8.875%, 2/1/10                                       95(d)                          89
  Smithfield Foods, Inc.
    7.625%, 2/15/08                                     225(d)                         219
  Solectron Corp. (Convertible)
    Zero Coupon, 11/20/20                               165                             84
  Starwood Hotels & Resorts Worldwide, Inc.
    7.875%, 5/1/12                                      190(c),(d)                     188
  Station Casinos, Inc.
    8.875%, 12/1/08                                      75(d)                          78
    9.875%, 7/1/10                                      150(d)                         163
  Stone Energy Corp.
    8.25%, 12/15/11                                      80                             83
  Technical Olympic USA, Inc.
    9.00%, 7/1/10                                        80(c)                          78
    10.375%, 7/1/12                                      85(c)                          80
  Tekni-Plex, Inc.
    12.75%, 6/15/10                                      50(c)                          47
  Tekni-Plex, Inc., 'B'
    12.75%, 6/15/10                                      35                             33
  Tenet Healthcare Corp.
    6.50%, 6/1/12                                       135                            122

   The accompanying notes are an integral part of the financial statements.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               STATEMENT OF NET ASSETS
                               December 31, 2002

Statement of Net Assets (cont'd)

                                                       FACE
                                                     AMOUNT                          VALUE
                                                      (000)                          (000)
------------------------------------------------------------------------------------------
UNITED STATES (CONT'D)
CORPORATE (CONT'D)
  Tesoro Petroleum Corp.
    9.625%, 4/1/12                               $      165                     $      107
  The Manitowoc Company, Inc.
    10.50%, 8/1/12                                       10                             10
  Toll Corp.
    8.25%, 2/1/11                                       245(d)                         246
  Trimas Corp.
    9.875%, 6/15/12                                     165(c)                         163
  Triton PCS, Inc.
    8.75%, 11/15/11                                      70                             57
  UCAR Finance, Inc.
    10.25%, 2/15/12                                     105                             83
  Venetian Casino Resort LLC
    11.00%, 6/15/10                                      80(c)                          84
  Viatel, Inc.
    0.00%, 4/15/08                                      630(a),(e),(f),(g)               2
  Vintage Petroleum, Inc.
    8.625%, 2/1/09                                       25                             25
    9.75%, 6/30/09                                      125(d)                         130
  Waste Management, Inc.
    6.875%, 5/15/09                                     185                            194
    7.125%, 12/15/17                                     40                             41
    7.65%, 3/15/11                                       50                             55
  Westport Resources Corp.
    8.25%, 11/1/11                                       25(c)                          26
  WorldCom, Inc. - World Com Group
    6.95%, 8/15/28                                       85(a),(g)                      20
    8.25%, 5/15/31                                      280(a),(g)                      66
  XO Communications, Inc.
    0.00%, 4/15/08                                      545(a),(e),(g)                   1
    10.75%, 11/15/08                                    325(a),(e),(g)                  --@
    10.75%, 6/1/09                                       75(a),(e),(g)                  --@
------------------------------------------------------------------------------------------
                                                                                    12,635
==========================================================================================
VENEZUELA (3.1%)
SOVEREIGN (3.1%)
  Republic of Venezuela
  9.25%, 9/15/27                                        730                            494
  Republic of Venezuela Debt Conversion
    Bond, 'DL'
    2.875%, 12/18/07                                    476                            365
  Republic of Venezuela Par Bond
    6.75%, 3/31/20                                      190                            153
------------------------------------------------------------------------------------------
                                                                                     1,012
==========================================================================================
TOTAL DEBT INSTRUMENTS
  (Cost $36,599)                                                                    30,859
==========================================================================================

                                                                                     VALUE
                                                     SHARES                          (000)
------------------------------------------------------------------------------------------
COMMON STOCKS (0.2%)
==========================================================================================
SWEDEN (0.0%)
  Song Networks Holding
    AB ADR                                            3,288(f)                  $       --@
==========================================================================================
UNITED KINGDOM (0.0%)
  Viatel Holding (Bermuda) Ltd.                       1,937(f)                          --@
==========================================================================================
UNITED STATES (0.2%)
  Globix Corp.                                        8,372                             17
  Motient Corp.                                      16,412                             50
------------------------------------------------------------------------------------------
                                                                                        67
==========================================================================================
TOTAL COMMON STOCKS
  (Cost $205)                                                                           67
==========================================================================================
PREFERRED STOCKS (1.6%)
==========================================================================================
MEXICO (0.0%)
  Maxcom Telecomunicaciones,
    Class A                                          15,300(b),(f)                      --@
    Class B1                                            943(b),(f)                      --@
    Class N1                                         19,733(b),(f)                      --@
------------------------------------------------------------------------------------------
                                                                                        --@
==========================================================================================
UNITED STATES (1.6%)
  Broadwing Communications
    Corp., 'B' 12.50%                                   319                             28
  Crown Castle International
    Corp., PIK 12.75%                                     1                             --@
  Dobson Communications
    Corp., PIK 13.00%                                   183                             88
  Intermedia Communications,
    Inc., 'B' PIK 13.50%                                 58(a),(g)                       3
  McLeod USA, Inc., 2.50%                             1,472                              6
  Nextel Communications,
    Inc., 'D' PIK 13.00%                                120                            114
  Paxson Communications
    Corp., PIK 13.25%                                    19                             99
  Primedia, Inc., 'D' 10.00%                            260                             17
  Primedia, Inc., 'F' 9.20%                             370                             23
  TNP Enterprises, Inc., 'D'
    PIK 14.50%                                          219                            142
  XO Communications, Inc.
    14.00%                                            2,764(a),(e),(g)                  --@
  XO Communications, Inc.,
    'E' PIK 13.50%                                      295(a),(g)                      --@
==========================================================================================
TOTAL PREFERRED STOCKS
  (Cost $1,425)                                                                        520
==========================================================================================

    The accompanying notes are an integral part of the financial statements.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               STATEMENT OF NET ASSETS
                               December 31, 2002

Statement of Net Assets (cont'd)

                                                     NO. OF                          VALUE
                                                     RIGHTS                          (000)
------------------------------------------------------------------------------------------
RIGHTS (0.1%)
==========================================================================================
MEXICO (0.1%)
  United Mexican States Value
    Recovery Rights, 6/30/03
  (Cost $--@)                                     5,208,000(g)                  $       16
==========================================================================================

                                                     NO. OF
                                                   WARRANTS
------------------------------------------------------------------------------------------
WARRANTS (0.0%)
==========================================================================================
COLOMBIA (0.0%)
  Occidente y Caribe Celular,
    expiring 3/15/04                                 25,790(c),(g)                      --@
==========================================================================================
MEXICO (0.0%)
  Maxcom Telecomunicaciones,
    expiring 4/1/07                                     150(f),(g)                      --@
==========================================================================================
NIGERIA (0.0%)
  Central Bank of Nigeria,
    expiring 11/15/20                                   250(g)                          --@
==========================================================================================
UNITED STATES (0.0%)
  McLeod USA, Inc.,
    expiring 4/16/07                                  3,262(g)                           1
  SW Acquisition,
    expiring 4/1/11                                     220(c),(g)                       6
  XM Satellite Radio, Inc.,
    expiring 3/15/10                                  1,550(g)                          --@
------------------------------------------------------------------------------------------
                                                                                         7
==========================================================================================
VENEZUELA (0.0%)
  Republic of Venezuela, expiring 4/15/20               950(g)                          --@
==========================================================================================
TOTAL WARRANTS
  (Cost $23)                                                                             7
==========================================================================================

                                                       FACE
                                                     AMOUNT
                                                      (000)
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.2%)
==========================================================================================
UNITED STATES (3.2%)
REPURCHASE AGREEMENT (2.9%)
  J.P. Morgan Securities Inc.,
    1.05%, dated 12/31/02, due
    1/2/03 (Cost $947)                           $      947(h)                         947
------------------------------------------------------------------------------------------
U.S. TREASURY BILL (0.3%)
  United States Treasury Bill
    1.60%, 1/16/03                                      100                            100
==========================================================================================
TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,047)                                                                      1,047
==========================================================================================

                                                       FACE
                                                     AMOUNT                          VALUE
                                                      (000)                          (000)
------------------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (0.0%)
==========================================================================================
  Euro
  (Cost $13)                                   EUR       13                     $       13
==========================================================================================
TOTAL INVESTMENTS (100.0%)
  (Cost $39,312)                                                                    32,529
==========================================================================================

                                                     AMOUNT
                                                      (000)
------------------------------------------------------------------------------------------
ASSETS
  Interest Receivable                            $      707
  Receivable for
    Investments Sold                                    247
  Due from Broker                                        48
  Other                                                   3                          1,005
==========================================================================================
LIABILITIES
  Payable For:
    Reverse Repurchase
      Agreements                                     (5,463)
    Investments Purchased                              (741)
    Dividends Declared                                 (649)
    Net Unrealized Loss on
      Foreign Currency
    Exchange Contracts                                  (53)
    Stockholder Reporting
      Expenses                                          (38)
    Directors' Fees and Expenses                        (36)
    Professional Fees                                   (24)
    Investment Advisory Fees                            (23)
    Administrative Fees                                  (5)
    Custodian Fees                                       (4)                        (7,036)
==========================================================================================
NET ASSETS (100%)
  Applicable to 4,190,803 issued and
    outstanding $ 0.01 par value shares
    (100,000,000 shares authorized)                                             $   26,498
==========================================================================================
NET ASSET VALUE PER SHARE                                                       $     6.32
==========================================================================================
AT DECEMBER 31, 2002, NET ASSETS
  CONSISTED OF:
==========================================================================================
  Common Stock                                                                  $       42
  Paid-in Capital                                                                   58,302
  Undistributed (Distributions in Excess of Net
    Investment Income                                                                 (384)
  Accumulated Net Realized Gain (Loss)                                             (24,526)
  Unrealized Appreciation (Depreciation)
    on Investments, Foreign Currency
    Translations and Futures Contracts                                              (6,936)
==========================================================================================
TOTAL NET ASSETS                                                                $   26,498
==========================================================================================

    The accompanying notes are an integral part of the financial statements.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               STATEMENT OF NET ASSETS
                               December 31, 2002

Statement of Net Assets (cont'd)

(a) -- Security is in default.
(b) -- Variable/floating rate security - rate disclosed is as of December 31, 2002.
(c) -- 144A Security - certain conditions for public sale may exist.
(d) -- Denotes all or a portion of securities subject to repurchase under Reverse Repurchase Agreements as of December 31, 2002 - see Note A-4 to financial statements.
(e) -- Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2002. Maturity date disclosed is the ultimate maturity.
(f) -- Securities valued at fair value - see note A-1 to financial statements. At December 31, 2002, the Fund held $43,000 of fair-valued securities, representing 0.2% of net assets.
(g) -- Non-income producing.
(h) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@   -- Value is less than $500.
ADR -- American Depositary Receipts
EUR -- Euro
GBP -- British Pound
PDI -- Past Due Interest.
PIK -- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

FUTURES CONTRACTS:

  The Fund had the following futures contracts open at period end:

                                                                           NET
                                                                        UNREALIZED
                           NUMBER       NOTIONAL                           GAIN
                             OF          VALUE         EXPIRATION         (LOSS)
                         CONTRACTS       (000)            DATE            (000)
----------------------------------------------------------------------------------
Short:
   5 Year U.S.
  Treasury Note                39        $  4,417         March-03       $   (79)
   10 Year U.S.
  Treasury Note                 7             805         March-03           (23)
----------------------------------------------------------------------------------
                                                                         $ (102)
==================================================================================

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Fund had the following foreign currency exchange contract(s) open at period end:

CURRENCY                                           IN                            NET
   TO                                           EXCHANGE                      UNREALIZED
 DELIVER         VALUE         SETTLEMENT         FOR            VALUE       GAIN (LOSS)
  (000)          (000)            DATE           (000)           (000)          (000)
----------------------------------------------------------------------------------------
EUR  435        $  456          1/24/03         US$  422         $ 422         $ (34)
EUR   50            52          1/24/03         US$   48            48            (4)
EUR  195           204          1/24/03         US$  189           189           (15)
EUR   15            16          1/24/03         US$   15            15            (1)
GBP   40            64          1/21/03         US$   61            61            (3)
US$   16            16          1/21/03         GBP   10            16            --@
US$   30            30          1/24/03         EUR   30            31             1
US$   50            50          1/24/03         EUR   50            52             2
US$   15            15          1/24/03         EUR   15            16             1
----------------------------------------------------------------------------------------
                $  903                                           $ 850         $ (53)
========================================================================================

                    SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                 CLASSIFICATION -- DECEMBER 31, 2002 (UNAUDITED)

                                                     PERCENT
                                       VALUE         OF TOTAL
INDUSTRY                               (000)        INVESTMENTS
---------------------------------------------------------------
Sovereign & Emerging Markets         $  15,094         46.4%
Cable Television                           432          1.3
Chemicals                                1,107          3.4
Communications                             696          2.1
Energy                                   1,926          5.9
Finance                                    472          1.5
Financial                                  397          1.3
Gaming                                   1,013          3.1
General Industrial                         749          2.3
Healthcare                               1,237          3.8
Homebuilders/Building Materials            335          1.0
Hotel/Lodging                              499          1.5
Industrial                               2,901          8.9
Media & Entertainment                    1,146          3.5
Metals                                     609          1.9
Technology                                 283          0.9
Telecommunications                         459          1.4
Utilities-Electric                         438          1.4
Other                                    2,736          8.4
---------------------------------------------------------------
                                     $  32,529          100%
===============================================================

    The accompanying notes are an integral part of the financial statements.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               Financial Statements

Statement of Operations

                                                                                        YEAR ENDED
                                                                                 DECEMBER 31, 2002
                                                                                             (000)
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest                                                                                $  3,633
  Dividends                                                                                     38
==================================================================================================
    TOTAL INCOME                                                                             3,671
==================================================================================================
EXPENSES
  Investment Advisory Fees                                                                     280
  Interest Expense on Reverse Repos                                                            202
  Administrative Fees                                                                          103
  Stockholder Reporting Expenses                                                                88
  Professional Fees                                                                             79
  Stockholder Servicing Fees                                                                    13
  Custodian Fees                                                                                 9
  Directors' Fees and Expenses                                                                   1
  Other Expenses                                                                                29
==================================================================================================
    TOTAL EXPENSES                                                                             804
==================================================================================================
      NET INVESTMENT INCOME (LOSS)                                                           2,867
==================================================================================================
NET REALIZED GAIN (LOSS) ON:
  Investments                                                                               (9,857)
  Foreign Currency Transactions                                                               (123)
  Futures Contracts                                                                           (196)
==================================================================================================
    NET REALIZED GAIN (LOSS)                                                               (10,176)
==================================================================================================
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                6,357
  Foreign Currency Translations                                                                (63)
  Futures Contracts                                                                           (124)
==================================================================================================
    CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                         6,170
==================================================================================================
NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)               (4,006)
==================================================================================================
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         $ (1,139)
==================================================================================================

Statement of Changes in Net Assets

                                                                                 YEAR ENDED                 YEAR ENDED
                                                                          DECEMBER 31, 2002          DECEMBER 31, 2001
                                                                                      (000)                      (000)
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income                                                            $  2,867                   $  3,982
  Net Realized Gain (Loss)                                                          (10,176)                    (1,608)
  Change in Unrealized Appreciation (Depreciation)                                    6,170                     (5,478)
======================================================================================================================
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  (1,139)                    (3,104)
======================================================================================================================
Distributions from and/or in excess of:
  Net Investment Income                                                              (2,997)                    (4,099)
======================================================================================================================
Capital Share Transactions:
  Reinvestment of Distributions (2,898 and 7,201 shares, respectively)                   24                        151
======================================================================================================================
  TOTAL INCREASE (DECREASE)                                                          (4,112)                    (7,052)
======================================================================================================================
Net Assets:
  Beginning of Period                                                                30,610                     37,662
======================================================================================================================
  END OF PERIOD (INCLUDING UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
    NET INVESTMENT INCOME OF $(384) AND $(136), RESPECTIVELY)                      $ 26,498                   $ 30,610
======================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               Financial Statements

Statement of Cash Flows

                                                                                    YEAR ENDED
                                                                             DECEMBER 31, 2002
                                                                                         (000)
----------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Proceeds from Sales and Maturities of Long-Term Investments                        $  38,987
  Purchases of Long-Term Investments                                                   (33,666)
  Net Increase (Decrease) in Short-Term Investments                                       (346)
  Net Realized Gain (Loss) on Foreign Currency Transactions                                (32)
  Net Realized Gain (Loss) on Futures Contracts                                           (196)
  Net Investment Income                                                                  2,867
  ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME TO NET CASH PROVIDED
    BY OPERATING ACTIVITIES:
    Net (Increase) Decrease in Receivables Related to Operations                           309
    Net Increase (Decrease) in Payables Related to Operations                             (199)
    Accretion/Amortization of Discounts and Premiums                                      (704)
----------------------------------------------------------------------------------------------
  Net Cash Provided by Operating Activities                                              7,020
----------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash Received (Paid) for Reverse Repurchase Agreements                                (3,657)
  Cash Distributions Paid                                                               (3,162)
----------------------------------------------------------------------------------------------
  Net Cash Used for Financing Activities                                                (6,819)
----------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Cash                                                          201
CASH AT BEGINNING OF PERIOD                                                               (201)
----------------------------------------------------------------------------------------------
CASH AT END OF PERIOD                                                                $      --
==============================================================================================

    The accompanying notes are an integral part of the financial statements.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               Financial Highlights

Selected Per Share Data and Ratios

                                                                              YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------------------
                                                             2002+           2001          2000          1999         1998
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $   7.31       $   9.01      $  10.56      $   9.64     $  13.74
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                         0.68           0.95          1.19          1.15         1.23
Net Realized and Unrealized Gain (Loss) on Investments       (0.95)         (1.67)        (1.61)         0.82        (4.09)
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         (0.27)         (0.72)        (0.42)         1.97        (2.86)
--------------------------------------------------------------------------------------------------------------------------
Distributions from and/or in excess of:
  Net Investment Income                                      (0.72)         (0.98)        (1.13)        (1.05)       (1.18)
  Net Realized Gain                                             --             --            --            --        (0.06)
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                      (0.72)         (0.98)        (1.13)        (1.05)       (1.24)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $   6.32       $   7.31      $   9.01      $  10.56     $   9.64
==========================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD                     $   5.87       $   7.06      $   7.75      $   8.38     $   8.31
==========================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                                               (7.03)%         3.51%         5.05%        12.88%      (29.20)%
  Net Asset Value (1)                                        (3.33)%        (7.82)%       (3.14)%       22.73%      (21.57)%
==========================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)                     $ 26,498       $ 30,610      $ 37,662      $ 44,164     $ 40,294
--------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                       2.87%          3.61%         3.03%         2.60%        2.59%
Ratio of Expenses After Interest Expense to Average Net       2.15%          2.12%         1.91%         2.08%        2.03%
  Assets
Ratio of Net Investment Income to Average Net Assets         10.23%         11.49%        11.53%        11.53%       10.13%
Portfolio Turnover Rate                                        101%           122%          163%          125%         266%
--------------------------------------------------------------------------------------------------------------------------

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
+ Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               December 31, 2002

Notes to Financial Statements

    Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund") was incorporated in Maryland on March 31, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to produce high current income and as a secondary objective to seek capital appreciation through investments primarily in high yield bonds and emerging market debt securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices or the bid price if only bid quotations are available. Securities which are traded over-the-counter are valued at the mean of the current bid and asked prices obtained from reputable brokers. Securities may be valued by independent pricing services. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term securities which mature in 60 days or less are valued at amortized cost. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Directors, although actual calculations may be done by others.

2. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3. REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Statement of Net Assets.

    At December 31, 2002, the Fund had reverse repurchase agreements outstanding with Lehman Brothers and Salomon Smith Barney as follows:

                                                      MATURITY IN
                                                        LESS THAN
    LEHMAN BROTHERS AGREEMENTS                           365 DAYS
    --------------------------------------------------------------
    Value of Securities Subject to Repurchase        $    506,000
    Liability Under Reverse Repurchase Agreement     $    506,000
    Weighted Average Days to Maturity                          14

                                                      MATURITY IN
                                                        LESS THAN
    SALOMON SMITH BARNEY AGREEMENT                       365 DAYS
    --------------------------------------------------------------
    Value of Securities Subject to Repurchase      $    4,953,000
    Liability Under Reverse Repurchase Agreement   $    4,957,000
    Weighted Average Days to Maturity                          38

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               December 31, 2002

Notes to Financial Statements (cont'd)

    The weighted average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 2002, was approximately $3,963,000 at a weighted average interest rate of 2.67%.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

    A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. SECURITIES SOLD SHORT: The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               December 31, 2002

Notes to Financial Statements

    market price at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will either place in a segregated account with its custodian or denote on its custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

7. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

8. FUTURES: The Fund may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government or other liquid securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

    The Fund may use futures contracts in order to manage its exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

9. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to stockholders are recorded on the ex-dividend date.

B. ADVISER: Morgan Stanley Investment Management Inc. provides investment advisory services to the Fund under the

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               December 31, 2002

Notes to Financial Statements (cont'd)

terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. ADMINISTRATOR: JPMorgan Chase Bank, through its corporate affiliate J.P. Morgan Investor Services Co. (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the old Administration Agreement, effective through September 30, 2002, the Administrator was paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $100,000 per annum. Effective October 1, 2002, under the new Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.02435% of the Fund's average weekly net assets, plus $24,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2001 was as follows:

     2002 DISTRIBUTIONS                    2001 DISTRIBUTIONS
         PAID FROM:                            PAID FROM:
           (000)                                 (000)
----------------------------------     -------------------------
                         LONG-TERM                     LONG-TERM
        ORDINARY           CAPITAL       ORDINARY        CAPITAL
          INCOME              GAIN         INCOME           GAIN
----------------------------------------------------------------
         $ 2,997              $ --        $ 4,099           $ --

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

At December 31, 2002, the components of distributable earnings on a tax basis were are follows:

      UNDISTRIBUTED               UNDISTRIBUTED
     ORDINARY INCOME         LONG-TERM CAPITAL GAIN
          (000)                       (000)
-----------------------------------------------------
           $ 2                        $ --
=====================================================

At December 31, 2002, the U.S. Federal income tax cost basis of investments (excluding foreign currency) was $39,451,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $6,935,000 of which $1,797,000 related to appreciated securities and $8,732,000 related to depreciated securities.

At December 31, 2002, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $20,408,000 to offset against future capital gains of which $10,810,000 will expire on December 31, 2006, $1,956,000 will expire on December 31, 2007, $1,037,000 will expire on December 31, 2009 and $6,605,000 wil expire on December 31, 2010. To the extent that capital gains are offset, such gains will not be distributed to stockholders.

Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2002, the Fund deferred to January 1, 2003, for U.S. Federal income tax purposes, post-October capital losses of $3,950,000 and post-October currency losses of $102,000.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               December 31, 2002

Notes to Financial Statements

F. OTHER: For the year ended December 31, 2002, the Fund made purchases and sales totaling $34,407,000 and $39,030,000 respectively, of investments other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

A significant portion of the Fund's total investments consist of U.S. high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities.

Emerging market and high yield investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the Statement of Net Assets and the differences could be material.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 2002, the deferred fees payable, under the Plan, totaled $36,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets. The deferred portion of Directors' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Director. For the fiscal year ended December 31, 2002, Directors' Fees and Expenses were decreased by $286 due to these fluctuations.

On December 13, 2002, the Board of Directors declared a distribution of $0.155 per share, derived from net investment income, payable on January 10, 2003, to stockholders of record on December 24, 2002.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    For the year ended December 31, 2002, the percentage of dividends, as reported on Form 1099-DIV, that qualify for the 70% dividend paid deduction for corporate stockholders was 1%.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               December 31, 2002

Independent Auditors' Report

TO THE STOCKHOLDERS AND BOARD OF DIRECTORS OF
MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

We have audited the accompanying statement of net assets of Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund") as of December 31, 2002, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Global Opportunity Bond Fund, Inc. at December 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 7, 2003

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               Overview

Director and Officer Information (Unaudited)

Independent Directors:

                                                                             NUMBER OF
                                       TERM OF                               PORTFOLIOS IN
                                       OFFICE AND                            FUND
                           POSITION(S) LENGTH OF                             COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH   TIME       PRINCIPAL OCCUPATION(S)    OVERSEEN BY    OTHER DIRECTORSHIPS HELD BY
DIRECTOR                   REGISTRANT  SERVED*    DURING PAST 5 YEARS        DIRECTOR**     DIRECTOR
------------------------   ----------  ---------- -----------------------    -------------  ---------------------------------------
John D. Barrett II (67)    Director    Director   Chairman and Director of   71             Director of the Ashoforth Company (real
565 Fifth Avenue                       since      Barrett Associates, Inc.                  estate).
New York, NY 10017                     1996       (investment counseling).

Thomas P. Gerrity (61)     Director    Director   Professor of Management,   71             Director, ICG Commerce, Inc.; Sunoco;
219 Grays Lane                         since      formerly Dean, Wharton                    Fannie Mae; Reliance Group Holdings,
Haverford, PA 19041                    2001       School of Business,                       Inc., CVS Corporation and Knight-Ridder,
                                                  University of                             Inc.
                                                  Pennsylvania; formerly
                                                  Director, IKON Office
                                                  Solutions, Inc., Fiserv,
                                                  Digital Equipment
                                                  Corporation,
                                                  Investor Force Holdings,
                                                  Inc. and Union Carbide
                                                  Corporation.

Gerard E. Jones (65)       Director    Director   Of Counsel, Shipman &      72             Director of Tractor Supply Company,
Shipman & Goodwin, LLP                 since      Goodwin, LLP (law firm).                  Tiffany Foundation, and Fairfield County
43 Arch Street                         1996                                                 Foundation. Director of The India Magnum
Greenwich, CT 06830                                                                         Fund Ltd.

Joseph J. Kearns (60)      Director    Director   Investment consultant;     71             Director, Electro Rent Corporation and
Kearns & Associates LLC                since      formerly CFO of The J.                    The Ford Family Foundation.
PMB 754                                2001       Paul Getty Trust.
23852 Pacific Coast Hwy.
Malibu, CA 90265

Vincent R. McLean (71)     Director    Director   Formerly, Executive Vice   71             Director, Banner Life Insurance Co.;
702 Shackamaxon Drive                  since      President, Chief                          William Penn Life Insurance Company of
Westfield, NJ 07090                    2001       Financial Officer,                        New York.
                                                  Director and Member of
                                                  the Executive Committee
                                                  of Sperry Corporation
                                                  (now part of Unisys
                                                  Corporation).

C. Oscar Morong, Jr. (67)  Director    Director   Managing Director,         71             Trustee of the Smith Barney/CitiFunds
1385 Outlook Drive West                since      Morong Capital                            fund complex.
Mountainside, NJ 07092                 2001       Management; formerly,
                                                  Senior Vice President
                                                  and Investment Manager
                                                  for CREF, TIAA-CREF
                                                  Investment Management,
                                                  Inc. (investment
                                                  management); formerly,
                                                  Director, The Indonesia
                                                  Fund (mutual fund).

William G. Morton, Jr.(65) Director    Director   Chairman Emeritus and      71             Director of Radio shack Corporation
304 Newbury Street,                    since      former Chief Executive                    (electronics).
#560                                   2000       Officer of Boston Stock
Boston, MA 02115                                  Exchange.


Michael Nugent (66)        Director    Director   General Partner, Triumph   194            Director of various business
c/o Triumph Capital, L.P.              since      Capital, L.P. (private                    organizations; Chairman of the Insurance
237 Park Avenue                        2001       investment partnership);                  Committee and Director or Trustee of the
New York, NY 10017                                formerly, Vice                            retail families of funds advised by
                                                  President, Bankers Trust                  Morgan Stanley Investment Advisors Inc.
                                                  Company and BT Capital
                                                  Corporation.

Fergus Reid (70)           Director    Director   Chairman and Chief         72             Trustee and Director of approximately 30
85 Charles Colman Blvd.                since      Executive Officer of                      investment companies in the JPMorgan
Pawling, NY 12564                      1996       Lumelite Plastics                         Funds complex managed by JPMorgan
                                                  Corporation.                              Investment Management Inc. Director of
                                                                                            The India Magnum Fund Ltd.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               Overview

Director and Officer Information (cont'd)

Interested Directors:

                                                                            NUMBER OF
                                      TERM OF                               PORTFOLIOS IN
                                      OFFICE AND                            FUND
                          POSITION(S) LENGTH OF                             COMPLEX
NAME, AGE AND ADDRESS OF  HELD WITH   TIME       PRINCIPAL OCCUPATION(S)    OVERSEEN BY    OTHER DIRECTORSHIPS HELD BY
DIRECTOR                  REGISTRANT  SERVED*    DURING PAST 5 YEARS        DIRECTOR**     DIRECTOR
------------------------  ----------  ---------- -----------------------    -------------  ---------------------------------------
Barton M. Biggs (70)      Chairman    Chairman   Chairman, Director and     72             Member of the Yale Development Board
1221 Avenue of the        and         and        Managing Director of
Americas                  Director    Director   Morgan Stanley
New York, NY 10020                    since      Investment Management Inc.
                                      1996       and Chairman and Director
                                                 of Morgan Stanley
                                                 Investment Management
                                                 Limited; Managing Director
                                                 of Morgan Stanley & Co.
                                                 Incorporated; Director and
                                                 Chairman of the Board of
                                                 various U.S. registered
                                                 companies managed by
                                                 Morgan Stanley Investment
                                                 Management Inc.

Ronald E. Robison (63)    President   President  President and Trustee;     72
1221 Avenue of the        and         and        Chief Global Operations
Americas                  Director    Director   Officer and Managing
New York, NY 10020                    since      Director of Morgan Stanley
                                      2001       Investment Management,
                                                 Inc.; Managing Director of
                                                 Morgan Stanley & Co.
                                                 Incorporated; formerly,
                                                 Managing Director and
                                                 Chief Operating Officer of
                                                 TCW Investment Management
                                                 Company; Director and
                                                 President of various funds
                                                 in the Fund Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment
   Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               Overview

Director and Officer Information (cont'd)

Officers:

                                             POSITION(S)  TERM OF OFFICE
                                             HELD WITH    AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER   REGISTRANT   TIME SERVED*    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------   -----------  --------------  ---------------------------------------------------------
Ronald E. Robison (63)                       President    President and   Chief Global Operations Officer and Managing Director of
Morgan Stanley Investment Management Inc.    and          Director since  Morgan Stanley Investment Management Inc.; Director and
1221 Avenue of the Americas                  Director     2001            President of various U.S. registered investment companies
New York, NY 10020                                                        managed by Morgan Stanley Investment Management Inc.;
                                                                          previously, Managing Director and Chief Operating Officer
                                                                          of TCW Investment Management Company.

Stefanie V. Chang (36)                       Vice         Vice President  Executive Director of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.    President    since 1997      and Morgan Stanley Investment Management Inc.; formerly,
1221 Avenue of the Americas                                               practiced law with New York law firm of Rogers & Wells
New York, NY 10020                                                        (now Clifford Chance US LLP); Vice President of certain
                                                                          funds in the Fund Complex.

Lorraine Truten (41)                         Vice         Vice President  Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.    President    since 2001      Management Inc.; Head of Global Client Services, Morgan
1221 Avenue of the Americas                                               Stanley Investment Management Inc.; President, Morgan
New York, NY 10020                                                        Stanley Fund Distribution, Inc. formerly, President of
                                                                          Morgan Stanley Institutional Fund Trust; Vice President
                                                                          of certain funds in the Fund Complex.

Mary E. Mullin (35)                          Secretary    Secretary       Vice President of Morgan Stanley & Co., Incorporated and
Morgan Stanley Investment Management Inc.                 since 1999      Morgan Stanley Investment Management, Inc.; formerly,
1221 Avenue of the Americas                                               practiced law with the New York law firms of McDermott,
New York, NY 10020                                                        Will & Emery and Skadden, Arps, Slate, Meagher & Flom
                                                                          LLP; Secretary of certain funds in the Fund Complex.

James W. Garrett (34)                        Treasurer    Treasurer       Executive Director of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.                 since 2002      and Morgan Stanley Investment Management Inc. and
1221 Avenue of the Americas                                               Treasurer of various U.S. registered investment companies
New York, NY 10020                                                        managed by Morgan Stanley Investment Management Inc.;
                                                                          formerly, with Price Waterhouse LLP (now
                                                                          PricewaterhouseCoopers LLP).

Belinda A. Brady (34)                        Assistant    Assistant       Fund Administration Senior Manager, J.P. Morgan Investor
J.P. Morgan Investor Services Co.            Treasurer    Treasurer       Services Co. (formerly Chase Global Funds Services
73 Tremont Street                                         since 2001      Company); formerly, Senior Auditor at Price Waterhouse
Boston, MA 02108-3913                                                     LLP (now PricewaterhouseCoopers LLP). Assistant Treasurer
                                                                          of certain funds in the Fund Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

Dividend Reinvestment and Cash Purchase Plan

   Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

   Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

   The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

   In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

   Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Global Opportunity Bond Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, New York 10030
1-800-278-4353

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